Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
FIRST QUARTER 2016

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2015.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2015 and 2014 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The net loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio for the Company is the ratio of general and administrative expenses and corporate expenses to earned premiums. The general and administrative expense ratio for the segments is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the net loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter Change
		2016	2015
HIGHLIGHTS	Net income	$124,644	$108,479	14.9%
	Net income available to common and participating common shareholders	106,378	100,291	6.1%
	Operating income [a]	93,626	99,388	(5.8)%
	Operating income available to common and participating common shareholders [a]	84,423	91,200	(7.4)%
	Operating cash flow	(30,384)	(92,302)	(67.1)%
	Net investment income	11,181	41,861	(73.3)%
	Gross premiums written	1,611,677	1,301,432	23.8%
	Net premiums written	938,842	764,954	22.7%
	Net premiums earned	553,191	389,859	41.9%
	Total assets	14,282,186	10,376,280	37.6%
	Total shareholders’ equity	5,241,616	3,274,846	60.1%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$1.58	$2.24	(29.5)%
	Operating income (as reported) [a]	$1.26	$2.03	(37.9)%
	Diluted earnings per common share
	Net income (as reported)	$1.58	$2.23	(29.1)%
	Operating income (as reported) [a]	$1.26	$2.03	(37.9)%

As Reported	Weighted average common shares outstanding	65,607	43,542	50.7%
	Weighted average common shares outstanding & dilutive potential common shares [b]	65,697	43,696	50.4%

	Common dividends paid per share	$0.38	$0.35	8.6%

Book Value Per Common Share	Book value [c]	$68.70	$65.14	5.5%
	Diluted book value (treasury stock method) [c]	$67.03	$62.79	6.8%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [d]	2.4%	3.6%	(1.2)
	ROAE, operating income [a] [d]	1.9%	3.3%	(1.4)

	Annualized ROAE, net income [d]	9.5%	14.3%	(4.8)
	Annualized ROAE, operating income [a] [d]	7.6%	13.0%	(5.4)
	Annualized investment yield	0.5%	2.6%	(2.1)

GAAP	Loss ratio	43.9%	44.1%	(0.2)
	Acquisition expense ratio	18.8%	21.1%	(2.3)
	General and administrative expense ratio [e]	15.2%	17.2%	(2.0)
	Combined ratio	77.9%	82.4%	(4.5)
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 24 for a reconciliation to net income.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] For detailed calculations, please refer to page 26.
[d] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the $460 million (March 31, 2015 - $430 million) liquidation value of the preferred shares.
[e] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	MAR. 31, 2014
UNDERWRITING REVENUES
Gross premiums written	$1,611,677	$515,648	$642,597	$861,184	$1,301,432	$1,157,515
Premiums ceded	(672,835)	(225,905)	(305,907)	(302,101)	(536,478)	(358,810)
Net premiums written	$938,842	$289,743	$336,690	$559,083	$764,954	$798,705
Change in unearned premiums	(385,651)	283,713	220,313	(100,948)	(375,095)	(402,439)
Net premiums earned	$553,191	$573,456	$557,003	$458,135	$389,859	$396,266
Other underwriting (loss) income	(2,444)	(7,716)	227	1,389	2,406	(1,238)
Total underwriting revenues	$550,747	$565,740	$557,230	$459,524	$392,265	$395,028
UNDERWRITING EXPENSES
Net losses and loss expenses	$243,328	$242,057	$263,993	$239,122	$171,936	$176,896
Acquisition expenses	103,842	90,364	90,457	84,971	82,093	72,157
General and administrative expenses	72,225	89,143	60,793	54,965	54,890	59,501
Total underwriting expenses	$419,395	$421,564	$415,243	$379,058	$308,919	$308,554
Underwriting income	$131,352	$144,176	$141,987	$80,466	$83,346	$86,474
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$11,181	$23,180	$16,533	$32,252	$41,861	$40,990
Corporate expenses	(11,771)	(15,219)	(74,308)	(12,634)	(12,268)	(13,705)
Interest expense	(10,870)	(10,815)	(12,324)	(9,062)	(9,059)	(9,051)
Amortization of intangibles	(21,374)	(16,124)	(11,318)	(1,579)	(1,599)	(1,617)
Total other operating (expense) revenue	($32,834)	($18,978)	($81,417)	$8,977	$18,935	$16,617
INCOME BEFORE OTHER ITEMS	$98,518	$125,198	$60,570	$89,443	$102,281	$103,091
OTHER
Net foreign exchange gains (losses)	$11,729	$2,190	($8,621)	($12,981)	($7,552)	($2,964)
Net realized and unrealized gains (losses)	13,787	(20,238)	5,029	9,680	18,189	4,872
Net impairment losses recognized in earnings	(623)	(2,604)	(38)	(424)	(649)	(111)
Income tax benefit (expense)	1,233	3,350	(2,410)	(1,512)	(3,790)	(408)
NET INCOME	$124,644	$107,896	$54,530	$84,206	$108,479	$104,480
Net income attributable to non-controlling interests	(9,063)	(8,309)	(2,707)	—	—	—
NET INCOME AVAILABLE TO THE COMPANY	115,581	99,587	51,823	84,206	108,479	104,480
Preferred dividends	(9,203)	(8,186)	(8,188)	(8,188)	(8,188)	(8,188)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$106,378	$91,401	$43,635	$76,018	$100,291	$96,292

KEY RATIOS/PER SHARE DATA
Loss ratio	43.9%	42.2%	47.4%	52.2%	44.1%	44.6%
Acquisition expense ratio	18.8%	15.8%	16.2%	18.5%	21.1%	18.2%
General and administrative expense ratio [a]	15.2%	18.2%	24.3%	14.8%	17.2%	18.5%
Combined ratio	77.9%	76.2%	87.9%	85.5%	82.4%	81.3%

Basic earnings per common share	$1.58	$1.36	$0.73	$1.69	$2.24	$2.16
Diluted earnings per common share [b]	$1.58	$1.36	$0.73	$1.68	$2.23	$2.16

ROAE, net income [c]	2.4%	2.1%	1.2%	2.7%	3.6%	3.8%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares of $460 million (September 30, 2015 and prior - $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - PRIOR YEARS

	YEARS ENDED
	DEC. 31, 2015	DEC. 31, 2014
UNDERWRITING REVENUES
Gross premiums written	$3,320,861	$2,894,076
Premiums ceded	(1,370,391)	(959,870)
Net premiums written	$1,950,470	$1,934,206
Change in unearned premiums	27,983	(70,228)
Net premiums earned	$1,978,453	$1,863,978
Other underwriting loss	(3,694)	(5,786)
Total underwriting revenues	$1,974,759	$1,858,192
UNDERWRITING EXPENSES
Net losses and loss expenses	$917,108	$970,162
Acquisition expenses	347,885	319,513
General and administrative expenses	259,791	247,387
Total underwriting expenses	$1,524,784	$1,537,062
Underwriting income	$449,975	$321,130
OTHER OPERATING (EXPENSE) REVENUE
Net investment income	$113,826	$131,543
Corporate expenses	(114,429)	(66,200)
Interest expense	(41,260)	(40,968)
Amortization of intangibles	(30,620)	(6,484)
Total other operating (expense) revenue	($72,483)	$17,891
INCOME BEFORE OTHER ITEMS	$377,492	$339,021
OTHER
Net foreign exchange losses	($26,964)	($3,839)
Net realized and unrealized gains	12,660	14,283
Net impairment losses recognized in earnings	(3,715)	(625)
Income tax expense	(4,362)	(390)
NET INCOME	$355,111	$348,450
Net income attributable to non-controlling interests	(11,016)	—
NET INCOME AVAILABLE TO THE COMPANY	344,095	348,450
Preferred dividends	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$311,345	$315,700

KEY RATIOS/PER SHARE DATA
Loss ratio	46.4%	52.1%
Acquisition expense ratio	17.6%	17.1%
General and administrative expense ratio [a]	18.9%	16.8%
Combined ratio	82.9%	86.0%

Basic earnings per common share	$5.74	$7.07
Diluted earnings per common share [b]	$5.73	$7.06

ROAE, net income [c]	9.1%	12.0%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares of $460 million (2014 - $430 million).

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015
ASSETS
Cash and cash equivalents	$1,212,733	$1,177,750	$1,242,997	$622,642	$657,194
Fixed maturity investments trading, at fair value	1,902,271	1,587,160	1,372,030	—	—
Fixed maturity investments available for sale, at fair value	4,261,560	4,359,019	4,656,145	4,933,776	4,953,893
Short term investments trading, at fair value	121,740	394,111	348,582	—	—
Short term investments available for sale, at fair value	25,481	25,685	16,356	16,366	2,822
Equity securities trading, at fair value	32,510	15,229	2,150	—	—
Equity securities available for sale, at fair value	551,968	513,585	496,035	420,411	366,897
Other investments	799,123	872,617	842,446	623,868	575,974
Premiums receivable, net	1,900,768	1,376,328	2,068,484	1,665,990	1,446,205
Insurance and reinsurance balances receivable	103,848	102,403	115,047	108,162	109,545
Deferred acquisition costs	321,654	255,501	282,975	296,568	258,753
Prepaid reinsurance premiums	891,268	498,574	650,967	668,964	692,466
Reinsurance recoverable on unpaid losses	935,593	907,944	830,116	785,472	605,809
Reinsurance recoverable on paid losses	330,951	288,026	163,137	157,287	136,642
Accrued investment income	29,556	30,213	31,057	25,118	23,165
Goodwill and intangible assets	532,589	553,960	573,956	150,296	151,816
Deferred tax assets	58,342	64,164	54,463	46,779	43,105
Receivable on pending investment sales	61,006	31,873	85,911	21,420	86,367
Other assets	209,225	187,383	192,589	168,534	265,627
TOTAL ASSETS	$14,282,186	$13,241,525	$14,025,443	$10,711,653	$10,376,280
LIABILITIES
Reserve for losses and loss expenses	$4,458,189	$4,510,415	$4,489,836	$3,833,525	$3,621,728
Reserve for unearned premiums	2,565,405	1,789,148	2,230,552	2,046,933	1,964,307
Deposit liabilities	13,112	13,674	13,489	13,376	13,722
Reinsurance balances payable	855,257	661,213	794,935	632,457	502,339
Debt	703,994	717,650	911,755	524,495	523,917
Payable on pending investment purchases	120,009	63,442	157,671	82,375	163,891
Deferred tax liability	16,532	17,315	18,346	—	—
Other liabilities	308,072	344,596	352,515	275,586	311,530
TOTAL LIABILITIES	$9,040,570	$8,117,453	$8,969,099	$7,408,747	$7,101,434
SHAREHOLDERS’ EQUITY
Preferred shares, Series A, non-cumulative	$—	$—	$8,000	$8,000	$8,000
Preferred shares, Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Preferred shares, Series C, non-cumulative	9	9	—	—	—
Common shares	67,350	66,798	66,607	45,157	45,121
Additional paid-in capital	2,146,171	2,145,836	2,108,447	610,585	601,986
Accumulated other comprehensive (loss) income	(1,172)	(46,634)	(8,544)	36,965	77,759
Retained earnings	2,761,799	2,681,053	2,613,160	2,592,999	2,532,780
TOTAL SHAREHOLDERS' EQUITY AVAILABLE TO THE COMPANY	$4,983,357	$4,856,262	$4,796,870	$3,302,906	$3,274,846
Non-controlling interests	258,259	267,810	259,474	—	—
TOTAL SHAREHOLDERS’ EQUITY	$5,241,616	$5,124,072	$5,056,344	$3,302,906	$3,274,846
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,282,186	$13,241,525	$14,025,443	$10,711,653	$10,376,280

Book value per common share	$68.70	$67.18	$66.90	$65.53	$65.14
Diluted book value per common share (treasury stock method)	$67.03	$65.48	$65.02	$63.32	$62.79
RATIOS
Debt-to-capital	12.4%	12.9%	16.0%	13.7%	13.8%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(as a percentage of shareholders' equity available to the company)
Largest 1 in 100 year PML as of January 1, 2016 is equal to 11.1% of Shareholders’ Equity available to the Company as of March 31, 2016.

		Estimated Occurrence Net Loss as of January 1, 2016					Jan. 1, 2015	Jan. 1, 2014
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	4.6%	6.5%	8.8%	11.1%	14.7%	9.6%	10.2%
Europe	Windstorm	1.9%	3.5%	4.4%	7.7%	13.4%	10.3%	11.0%
California	Earthquake	1.1%	2.6%	3.8%	5.0%	7.5%	7.5%	8.2%
Japan	Windstorm	0.6%	2.0%	3.0%	3.9%	4.5%	4.1%	5.0%
Northwest U.S.	Earthquake	—%	0.1%	0.7%	1.7%	3.0%	3.3%	3.3%
Japan	Earthquake	0.4%	2.3%	3.8%	4.6%	5.5%	4.8%	3.8%
United States	Tornado/Hail	0.8%	1.1%	1.5%	2.0%	3.0%	2.2%	3.0%
Australia	Earthquake	—%	0.2%	0.6%	1.1%	2.6%	3.1%	3.0%
New Zealand	Earthquake	—%	0.2%	0.3%	0.7%	1.2%	1.1%	0.8%
Australia	Windstorm	0.2%	0.4%	0.7%	0.9%	1.7%	2.4%	1.8%
New Madrid	Earthquake	—%	—%	0.1%	0.3%	1.9%	0.2%	0.3%
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. The net loss estimates include Endurance’s portion of the exposures assumed through its investment in Blue Capital Global Reinsurance Fund Limited and Blue Capital Reinsurance Holdings Ltd. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE THREE MONTHS ENDED MARCH 31, 2016
Gross Premiums Written = $1,611.7 million

## Source of Business

Other Specialty [a] 51%
Property 27%
Casualty 22%

## Business Segments

Insurance 52%
Reinsurance 48%

## Broker Distribution - Insurance

Other 30%
Marsh 6%
Aon 4%
Independent Agents 60%

## Broker Distribution - Reinsurance

Willis 16%
Other 27%
Aon Benfield 23%
Marsh 34%

[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2016				MAR. 31, 2015
	Insurance	Reinsurance	Totals		Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$835,117	$776,560	$1,611,677		$736,218	$565,214	$1,301,432
Net premiums written	$370,944	$567,898	$938,842		$304,039	$460,915	$764,954
Net premiums earned	$219,569	$333,622	$553,191		$135,864	$253,995	$389,859
Other underwriting (loss) income	—	(2,444)	(2,444)		—	2,406	2,406
Total underwriting revenues	$219,569	$331,178	$550,747		$135,864	$256,401	$392,265

UNDERWRITING EXPENSES
Net losses and loss expenses	$127,803	$115,525	$243,328		$74,512	$97,424	$171,936
Acquisition expenses	30,358	73,484	103,842		15,883	66,210	82,093
General and administrative expenses	38,429	33,796	72,225		28,842	26,048	54,890
Total expenses	$196,590	$222,805	$419,395		$119,237	$189,682	$308,919
UNDERWRITING INCOME	$22,979	$108,373	$131,352		$16,627	$66,719	$83,346

OTHER OPERATING REVENUE
Net investment income			$11,181				$41,861
Corporate expenses			(11,771)				(12,268)
Interest expense			(10,870)				(9,059)
Amortization of intangibles			(21,374)				(1,599)
Net foreign exchange gains (losses)			11,729				(7,552)
Net realized and unrealized gains			13,787				18,189
Net impairment loss recognized in earnings			(623)				(649)
INCOME BEFORE INCOME TAXES			$123,411				$112,269

GAAP RATIOS
Loss ratio	58.2%	34.7%	43.9%		54.8%	38.3%	44.1%
Acquisition expense ratio	13.8%	22.0%	18.8%		11.7%	26.1%	21.1%
General and administrative expense ratio	17.5%	10.1%	15.2%	[a]	21.3%	10.3%	17.2%	[a]
Combined ratio AS REPORTED	89.5%	66.8%	77.9%		87.8%	74.7%	82.4%

Effect of favorable prior accident year reserve development	10.6%	11.4%	11.0%		15.2%	14.4%	14.7%
Combined ratio net of prior accident year reserve development	100.1%	78.2%	88.9%		103.0%	89.1%	97.1%
[a] General and administrative expense ratio includes general and administrative expenses and corporate expenses.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	MAR. 31, 2014
UNDERWRITING REVENUES
Gross premiums written	$835,117	$432,254	$448,563	$468,866	$736,218	$652,276
Net premiums written	$370,944	$211,098	$174,937	$190,299	$304,039	$343,027
Net premiums earned	$219,569	$253,085	$234,143	$201,460	$135,864	$144,021
Total underwriting revenues	$219,569	$253,085	$234,143	$201,460	$135,864	$144,021

UNDERWRITING EXPENSES
Net losses and loss expenses	$127,803	$144,425	$139,141	$145,483	$74,512	$88,533
Acquisition expenses	30,358	22,292	24,375	17,702	15,883	12,261
General and administrative expenses	38,429	50,723	31,880	28,567	28,842	36,699
Total expenses	$196,590	$217,440	$195,396	$191,752	$119,237	$137,493

UNDERWRITING INCOME	$22,979	$35,645	$38,747	$9,708	$16,627	$6,528

GAAP RATIOS
Loss ratio	58.2%	57.1%	59.5%	72.2%	54.9%	61.5%
Acquisition expense ratio	13.8%	8.8%	10.4%	8.8%	11.7%	8.5%
General and administrative expense ratio	17.5%	20.0%	13.6%	14.2%	21.2%	25.5%
Combined ratio AS REPORTED	89.5%	85.9%	83.5%	95.2%	87.8%	95.5%

Effect of favorable prior accident year reserve development	10.6%	8.0%	9.6%	9.2%	15.2%	8.1%

Combined ratio net of prior accident year reserve development	100.1%	93.9%	93.1%	104.4%	103.0%	103.6%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	MAR. 31, 2014
UNDERWRITING REVENUES
Gross premiums written	$776,560	$83,394	$194,034	$392,318	$565,214	$505,239
Net premiums written	$567,898	$78,645	$161,753	$368,784	$460,915	$455,678
Net premiums earned	$333,622	$320,371	$322,860	$256,675	$253,995	$252,245
Other underwriting (loss) income	(2,444)	(7,716)	227	1,389	2,406	(1,238)
Total underwriting revenues	$331,178	$312,655	$323,087	$258,064	$256,401	$251,007

UNDERWRITING EXPENSES
Net losses and loss expenses	$115,525	$97,632	$124,852	$93,639	$97,424	$88,363
Acquisition expenses	73,484	68,072	66,082	67,269	66,210	59,896
General and administrative expenses	33,796	38,420	28,913	26,398	26,048	22,802
Total expenses	$222,805	$204,124	$219,847	$187,306	$189,682	$171,061

UNDERWRITING INCOME	$108,373	$108,531	$103,240	$70,758	$66,719	$79,946

GAAP RATIOS
Loss ratio	34.7%	30.5%	38.6%	36.5%	38.3%	35.0%
Acquisition expense ratio	22.0%	21.2%	20.5%	26.2%	26.1%	23.7%
General and administrative expense ratio	10.1%	12.0%	9.0%	10.3%	10.3%	9.1%
Combined ratio AS REPORTED	66.8%	63.7%	68.1%	73.0%	74.7%	67.8%

Effect of favorable prior accident year reserve development	11.4%	12.5%	13.9%	15.7%	14.4%	15.3%

Combined ratio net of prior accident year reserve development	78.2%	76.2%	82.0%	88.7%	89.1%	83.1%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	MAR. 31, 2014
INSURANCE SEGMENT
Agriculture	$496,216	$55,372	$156,145	$112,012	$516,916	$527,894
Casualty and other specialty	138,255	138,956	128,509	146,056	100,682	67,653
Professional lines	77,415	112,917	80,069	96,736	54,760	38,780
Property, marine/energy and aviation	123,231	125,009	83,840	114,062	63,860	17,949
TOTAL INSURANCE	$835,117	$432,254	$448,563	$468,866	$736,218	$652,276

REINSURANCE SEGMENT
Catastrophe	$200,830	$7,014	$40,660	$139,833	$124,407	$126,648
Property	156,466	(291)	53,423	30,560	125,700	166,413
Casualty	98,720	27,474	42,802	48,132	58,098	84,982
Professional lines	48,549	38,807	31,705	134,241	43,857	25,619
Specialty	271,995	10,390	25,444	39,552	213,152	101,577
TOTAL REINSURANCE	$776,560	$83,394	$194,034	$392,318	$565,214	$505,239

REPORTED TOTALS	$1,611,677	$515,648	$642,597	$861,184	$1,301,432	$1,157,515

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	MAR. 31, 2014
INSURANCE SEGMENT
Agriculture	$208,627	$13,119	$29,634	$22,677	$202,460	$281,645
Casualty and other specialty	63,497	73,704	64,490	65,302	45,058	36,813
Professional lines	43,334	51,765	37,479	43,443	24,231	14,570
Property, marine/energy and aviation	55,486	72,510	43,334	58,877	32,290	9,999
TOTAL INSURANCE	$370,944	$211,098	$174,937	$190,299	$304,039	$343,027

REINSURANCE SEGMENT
Catastrophe	$88,868	$4,083	$14,814	$122,305	$53,460	$78,963
Property	150,056	(455)	52,887	30,118	123,449	166,322
Casualty	98,719	27,455	42,802	48,132	58,098	83,392
Professional lines	48,220	38,807	31,705	134,241	43,857	25,619
Specialty	182,035	8,755	19,545	33,988	182,051	101,382
TOTAL REINSURANCE	$567,898	$78,645	$161,753	$368,784	$460,915	$455,678

REPORTED TOTALS	$938,842	$289,743	$336,690	$559,083	$764,954	$798,705

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	MAR. 31, 2014
INSURANCE SEGMENT
Agriculture	$38,746	$74,912	$85,106	$97,270	$39,494	$56,313
Casualty and other specialty	68,856	65,955	57,160	47,712	45,659	51,763
Professional lines	42,795	39,836	32,976	27,000	24,613	24,341
Property, marine/energy and aviation	69,172	72,382	58,901	29,478	26,098	11,604
TOTAL INSURANCE	$219,569	$253,085	$234,143	$201,460	$135,864	$144,021

REINSURANCE SEGMENT
Catastrophe	$82,223	$87,913	$79,973	$61,977	$55,995	$62,926
Property	74,087	63,488	72,367	55,866	64,006	76,918
Casualty	44,281	41,753	46,062	33,905	41,593	48,254
Professional lines	65,094	58,392	57,178	50,147	47,295	33,194
Specialty	67,937	68,825	67,280	54,780	45,106	30,953
TOTAL REINSURANCE	$333,622	$320,371	$322,860	$256,675	$253,995	$252,245

REPORTED TOTALS	$553,191	$573,456	$557,003	$458,135	$389,859	$396,266

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

Average common equity [a]	$4,459,810

Net premiums earned	$553,191
Combined ratio	77.9%
Operating margin	22.1%
Premium leverage	0.12x

Implied ROAE from underwriting activity	2.7%

Average cash and invested assets	$8,864,749
Investment leverage	1.99x
Year to date investment income yield, pretax	0.1%

Implied ROAE from investment activity	0.3%

Financing Costs and amortization of intangible assets [b]	(0.9)%

Implied Pre-tax Operating ROAE, for period [c]	2.1%

Implied Pre-tax Operating ROAE, annualized [c]	8.4%

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares of $460 million.
[b] Financing costs include interest expense and preferred dividends.
[c] Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity - underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	2015	2014

Average common equity [a]	$4,459,810	$4,381,566	$3,619,888	$2,858,876	$3,415,086	$2,638,276

Net premiums earned	$553,191	$573,456	$557,003	$458,135	$1,978,453	$1,863,978

Premium leverage	0.12x	0.13x	0.15x	0.16x	0.58x	0.72x

Annualized premium leverage	0.50x	0.52x	0.62x	0.64x	0.58x	0.72x

Average cash and invested assets	$8,864,749	$8,909,284	$7,730,545	$6,517,687	$7,434,542	$6,515,156

Investment leverage	1.99x	2.03x	2.13x	2.25x	2.18x	2.48x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances by quarter for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF MARCH 31, 2016 AND DECEMBER 31, 2015

	March 31, 2016		December 31, 2015
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$1,153,730	13.0%	$1,146,181	12.9%
Short-term investments	147,221	1.7%	419,796	4.7%
Fixed maturity investments
U.S. government and government agencies notes	915,220	10.3%	818,468	9.2%
Government and agency guaranteed corporates	47,612	0.5%	57,753	0.6%
U.S. government agency residential mortgage-backed securities	1,356,342	15.2%	1,236,040	13.9%
U.S. government agency commercial mortgage-backed securities	104,799	1.2%	99,638	1.1%
Municipals	18,917	0.2%	22,406	0.3%
Foreign government	204,585	2.3%	160,976	1.8%
Corporate securities	1,863,687	21.1%	1,849,934	20.8%
Non-agency residential mortgage-backed securities	67,187	0.8%	75,333	0.8%
Non-agency commercial mortgage-backed securities	705,397	8.0%	713,248	8.0%
Asset-backed securities	464,894	5.3%	507,255	5.7%
Collateralized loan and debt obligations	415,191	4.7%	405,128	4.5%
Equity securities
Equity investments	422,738	4.8%	393,829	4.4%
Emerging market debt fund	84,154	1.0%	56,421	0.6%
Convertible funds	45,487	0.5%	46,185	0.5%
Preferred equity investments	15,233	0.2%	17,623	0.2%
Short-term fixed income fund	16,866	0.2%	14,756	0.2%
Other investments [b]	799,123	9.0%	872,617	9.8%
Total	$8,848,383	100.0%	$8,913,587	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	915,220	14.5%	$818,468	12.9%
AAA/Aaa	1,215,008	19.3%	1,204,763	18.9%
AA/Aa	2,109,106	33.4%	2,237,707	35.1%
A/A	1,053,578	16.7%	1,094,590	17.2%
BBB	648,297	10.3%	703,817	11.1%
Below BBB	329,855	5.2%	268,030	4.2%
Not Rated	39,988	0.6%	38,600	0.6%
Total	$6,311,052	100.0%	$6,365,975	100.0%

Performance			March 31, 2016	December 31, 2015
Yield [d]			0.5%	1.5%
Duration in years [e]			2.65	2.74

Net Investment Income	Quarter Ended Mar. 31, 2016	Quarter Ended Dec. 31, 2015	Quarter Ended Sept. 30, 2015	Quarter Ended June 30, 2015	Quarter Ended Mar. 31, 2015	Year Ended Dec. 31, 2015
Cash and securities	$39,438	$34,975	$34,249	$28,682	$29,473	$127,379
Other investments	(28,257)	(11,795)	(17,716)	3,570	12,388	(13,553)
Total net investment income	$11,181	$23,180	$16,533	$32,252	$41,861	$113,826

[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the quarter ending March 31, 2016 and twelve months ending December 31, 2015 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED MAR. 31, 2016
	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$4,510,415	($907,944)	$3,602,471

Incurred related to:
Current year	445,605	(141,168)	304,437
Prior years	(69,046)	7,937	(61,109)
Total Incurred	376,559	(133,231)	243,328

Paid related to:
Current year	(9,780)	2,729	(7,051)
Prior years	(435,935)	102,708	(333,227)
Total Paid	(445,715)	105,437	(340,278)

Foreign currency translation and other	16,930	145	17,075

Balance, end of period	$4,458,189	($935,593)	$3,522,596

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE THREE MONTHS ENDED MAR. 31, 2016

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2016	($23,176)	($37,933)	($61,109)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2015

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2015	($20,696)	($36,462)	($57,158)
Quarter ended June 30, 2015	(18,575)	(40,261)	(58,836)
Quarter ended September 30, 2015	(22,556)	(44,791)	(67,347)
Quarter ended December 31, 2015	(20,174)	(39,949)	(60,123)
Year ended December 31, 2015	($82,001)	($161,463)	($243,464)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Quarter ended December 31, 2014	(26,563)	(42,270)	(68,833)
Year ended December 31, 2014	($80,570)	($153,245)	($233,815)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2015
INSURANCE SEGMENT
Agriculture	($13,265)	$36	($212)	($1,547)	$392	($1,331)
Casualty and other specialty	(7,138)	(6,640)	(12,581)	(16,663)	(18,710)	(54,594)
Professional lines	(187)	(300)	345	(119)	(120)	(194)
Property, marine/energy and aviation	(2,586)	(13,270)	(10,108)	(246)	(2,258)	(25,882)
TOTAL INSURANCE	($23,176)	($20,174)	($22,556)	($18,575)	($20,696)	($82,001)

REINSURANCE SEGMENT
Catastrophe	($15,465)	($4,905)	($11,734)	($13,385)	($2,236)	($32,260)
Property	(3,565)	(12,247)	(8,101)	(579)	(8,437)	(29,364)
Casualty	(5,674)	(5,777)	(9,787)	(12,739)	(6,427)	(34,730)
Professional lines	(3,619)	(2,159)	(6,614)	(6,212)	(11,123)	(26,108)
Specialty	(9,610)	(14,861)	(8,555)	(7,346)	(8,239)	(39,001)
TOTAL REINSURANCE	($37,933)	($39,949)	($44,791)	($40,261)	($36,462)	($161,463)

REPORTED TOTALS	($61,109)	($60,123)	($67,347)	($58,836)	($57,158)	($243,464)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	MAR. 31, 2016	DEC. 31, 2015	SEPT. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2015
INSURANCE SEGMENT
Agriculture	$18,051	$54,785	$64,933	$85,584	$34,957	$240,259
Casualty and other specialty	38,186	46,739	21,714	15,819	8,693	92,965
Professional lines	25,277	22,910	22,325	17,492	17,245	79,972
Property, marine/energy and aviation	46,289	19,991	30,169	26,588	13,617	90,365
TOTAL INSURANCE	$127,803	$144,425	$139,141	$145,483	$74,512	$503,561

REINSURANCE SEGMENT
Catastrophe	($9,592)	($3,190)	$4,827	$3,049	$9,031	$13,717
Property	39,287	20,843	39,875	31,324	29,311	121,353
Casualty	21,794	18,152	24,603	11,765	22,888	77,408
Professional lines	34,591	33,318	25,062	23,888	15,665	97,933
Specialty	29,445	28,509	30,485	23,613	20,529	103,136
TOTAL REINSURANCE	$115,525	$97,632	$124,852	$93,639	$97,424	$413,547

REPORTED TOTALS	$243,328	$242,057	$263,993	$239,122	$171,936	$917,108

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property, marine/ energy and aviation	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT MAR. 31, 2016
Case reserves	$61,000	$273,192	$117,252	$246,715	$698,159	$103,378	$232,578	$237,228	$81,995	$144,949	$800,128	$1,498,287
Total reserves	$162,708	$1,306,763	$597,136	$369,123	$2,435,730	$186,287	$352,100	$758,160	$381,175	$344,737	$2,022,459	$4,458,189
Case reserves/Total reserves	37.5%	20.9%	19.6%	66.8%	28.7%	55.5%	66.1%	31.3%	21.5%	42.0%	39.6%	33.6%

IBNR / Total reserves	62.5%	79.1%	80.4%	33.2%	71.3%	44.5%	33.9%	68.7%	78.5%	58.0%	60.4%	66.4%

AT DEC. 31, 2015
Case reserves	$226,753	$271,234	$116,920	$226,894	$841,801	$109,374	$229,283	$244,445	$70,301	$142,217	$795,620	$1,637,421
Total reserves	$284,552	$1,291,427	$581,558	$349,824	$2,507,361	$199,108	$341,309	$774,231	$355,993	$332,413	$2,003,054	$4,510,415
Case reserves/Total reserves	79.7%	21.0%	20.1%	64.9%	33.6%	54.9%	67.2%	31.6%	19.7%	42.8%	39.7%	36.3%

IBNR / Total reserves	20.3%	79.0%	79.9%	35.1%	66.4%	45.1%	32.8%	68.4%	80.3%	57.2%	60.3%	63.7%

AT SEPT. 30, 2015
Case reserves	$245,070	$271,553	$114,158	$221,570	$852,351	$125,099	$242,323	$247,649	$63,203	$125,773	$804,047	$1,656,398
Total reserves	$274,583	$1,263,971	$551,637	$352,630	$2,442,821	$233,936	$370,123	$791,395	$333,228	$318,333	$2,047,015	$4,489,836
Case reserves/Total reserves	89.3%	21.5%	20.7%	62.8%	34.9%	53.5%	65.5%	31.3%	19.0%	39.5%	39.3%	36.9%

IBNR / Total reserves	10.7%	78.5%	79.3%	37.2%	65.1%	46.5%	34.5%	68.7%	81.0%	60.5%	60.7%	63.1%

AT JUNE 30, 2015
Case reserves	$203,303	$266,165	$112,578	$75,914	$657,960	$87,309	$180,630	$240,892	$62,282	$98,301	$669,414	$1,327,374
Total reserves	$323,686	$1,208,710	$525,604	$99,769	$2,157,769	$141,519	$249,659	$748,431	$285,488	$250,659	$1,675,756	$3,833,525
Case reserves/Total reserves	62.8%	22.0%	21.4%	76.1%	30.5%	61.7%	72.4%	32.2%	21.8%	39.2%	39.9%	34.6%

IBNR / Total reserves	37.2%	78.0%	78.6%	23.9%	69.5%	38.3%	27.6%	67.8%	78.2%	60.8%	60.1%	65.4%

AT MAR. 31, 2015
Case reserves	$32,029	$249,507	$148,246	$38,023	$467,805	$93,872	$175,766	$241,073	$58,587	$99,219	$668,517	$1,136,322
Total reserves	$153,215	$1,203,561	$532,660	$62,841	$1,952,277	$149,341	$256,769	$760,752	$268,714	$233,875	$1,669,451	$3,621,728
Case reserves/Total reserves	20.9%	20.7%	27.8%	60.5%	24.0%	62.9%	68.5%	31.7%	21.8%	42.4%	40.0%	31.4%

IBNR / Total reserves	79.1%	79.3%	72.2%	39.5%	76.0%	37.1%	31.5%	68.3%	78.2%	57.6%	60.0%	68.6%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	THREE MONTHS ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	MAR. 31, 2016	2015	2014	MAR. 31, 2016
Income and Return on Equity:
Net income available to common and participating common shareholders	$106,378	$311,345	$315,700	$3,483,734

Operating income available to common and participating common shareholders	84,423	332,025	304,012	3,388,356

Average Shareholders’ equity [a]	4,459,810	3,415,086	2,638,276	2,218,800

Net income return on average equity	2.4%	9.1%	12.0%	11.0%	[c]
Operating return on average equity	1.9%	9.7%	11.5%	10.7%	[c]

Book value and dividends per share:
Diluted book value per common share (treasury stock method)	$67.03	$65.48	$61.33	$67.03

Dividends paid per share	0.38	1.40	1.36	13.99

Change in diluted book value per common share	2.4%	6.8%	11.1%	17.3%	[c]

Total return to common shareholders [b]	2.9%	9.0%	13.6%	22.3%	[c]

[a] Excludes the $460 million (2014 - $430 million) liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED MAR. 31,
		2016	2015
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$62.55	$62.62

	Basic weighted average common shares outstanding [a]	65,607	43,542

	Add: weighted avg. unvested restricted shares	66	21
	Weighted average exercise price per share	$—	$—
	Proceeds from unrecognized restricted shares expense	$2,354	$832
	Less: restricted shares bought back via treasury method	(36)	(14)

	Add: weighted avg. dilutive options outstanding	320	800
	Weighted average exercise price per share	$48.20	$48.20
	Proceeds from unrecognized option expense	$858	$2,347
	Less: options bought back via treasury method	(260)	(653)
	Weighted average dilutive shares outstanding [b]	65,697	43,696

[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED MAR. 31,
	2016	2015

Net income available to common and participating common shareholders	$106,378	$100,291
Less amount allocated to participating common shareholders [a]	(2,392)	(2,959)
Net income allocated to common shareholders	$103,986	$97,332

Denominator:
Weighted average shares - basic	65,607	43,542

Share Equivalents
Options	60	147
Restricted shares	30	7
Weighted average shares - diluted	65,697	43,696

Basic earnings per common share	$1.58	$2.24

Diluted earnings per common share [b]	$1.58	$2.23

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method
	QUARTERS ENDED MAR. 31,
	2016	2015

Net income available to Endurance Holdings	$115,581	$108,479
Add (less) after-tax items:
Net foreign exchange (gains) losses	(9,706)	7,574
Net realized and unrealized gains	(12,802)	(17,314)
Net impairment losses recognized in earnings	553	649
Operating income before preferred dividends	$93,626	$99,388
Preferred dividends	(9,203)	(8,188)
Operating income available to common and participating common shareholders	$84,423	$91,200
Less amount allocated to participating common shareholders [a]	(1,898)	(2,691)
Operating income allocated to common shareholders	$82,525	$88,509

Weighted average common shares outstanding
Basic	65,607	43,542
Dilutive	65,697	43,696

Basic per common share data
Net income allocated to common shareholders	$1.58	$2.24
Add (less) after-tax items:
Net foreign exchange (gains) losses	(0.14)	0.17
Net realized and unrealized gains	(0.19)	(0.39)
Net impairment losses recognized in earnings	0.01	0.01
Operating income allocated to common shareholders [b]	$1.26	$2.03

Diluted per common share data
Net income allocated to common shareholders	$1.58	$2.23
Add (less) after-tax items:
Net foreign exchange (gains) losses	(0.14)	0.17
Net realized and unrealized gains	(0.19)	(0.39)
Net impairment losses recognized in earnings	0.01	0.02
Operating income allocated to common shareholders [b]	$1.26	$2.03
[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

PROJECTED FINANCIAL STATEMENT IMPACT OF SELECTED ITEMS
RELATED TO THE ACQUISITION OF MONTPELIER

	BALANCE SHEET AMOUNT AT JULY 31, 2015	INCOME STATEMENT IMPACT FOR THE YEAR ENDED DECEMBER 31,
		2015 [c]	2016	2017	2018	2019	THEREAFTER

Finite lived intangibles	$293,200	($24,334)	($79,195)	($58,103)	($31,760)	($21,484)	($78,324)
Indefinite lived intangibles [a]	57,600	—	—	—	—	—	—
Goodwill [a]	87,625	—	—	—	—	—	—
Total goodwill and intangible assets	438,425	(24,334)	(79,195)	(58,103)	(31,760)	(21,484)	(78,324)

Deferred acquisition costs [b]	91,715	(42,411)	(35,001)	(4,673)	(2,651)	(2,067)	(4,912)

Unearned premiums	(430,490)	220,623	165,976	12,381	9,358	6,690	15,462

[a] Indefinite lived intangibles and goodwill are not amortized but are subject to annual impairment testing.

[b]  Deferred acquisition costs are written off under purchase GAAP. Income statement impact shown above represents the acquisition expenses that would have been recognized by Montpelier as the related premiums were earned.

[c] Amounts shown above for 2015 are for the period subsequent to the closing of the acquisition of Montpelier from August 1, 2015 through December 31, 2015.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		MAR. 31,		DEC. 31,
		2016	2015	2015
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$65.34	$61.14	$63.99

	Basic common shares outstanding	65,842	43,671	65,441
	Add: unvested restricted shares and restricted share units	1,561	1,465	1,617
	Add: dilutive options outstanding	320	800	320
	Weighted average exercise price per share	$48.20	$48.20	$48.20

	Book Value [b]	$4,523,357	$2,844,846	$4,396,262
	Add: proceeds from converted options	15,424	38,560	15,424
	Pro forma book value	$4,538,781	$2,883,406	$4,411,686
	Dilutive shares outstanding	67,723	45,936	67,378
	Basic book value per common share	$68.70	$65.14	$67.18
	Diluted book value per common share	$67.02	$62.77	$65.48

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$65.34	$61.14	$63.99

	Basic common shares outstanding	65,842	43,671	65,441
	Add: unvested restricted shares and restricted share units	1,561	1,465	1,617
	Add: dilutive options outstanding	320	800	320
	Weighted average exercise price per share	$48.20	$48.20	$48.20
	Less: options bought back via treasury method	(236)	(631)	(241)
	Dilutive shares outstanding	67,487	45,305	67,137
	Basic book value per common share	$68.70	$65.14	$67.18
	Diluted book value per common share	$67.03	$62.79	$65.48

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Excludes the $460 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 24 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances by quarter for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 26 for a reconciliation of diluted book value per common share to basic book value per common share.